                               TICKETMASTER GROUP, INC.
                          FIRST AMENDMENT TO CREDIT AGREEMENT


         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 6, 1995 and entered into by and among Ticketmaster Group, Inc., an Illinois corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS") and Wells Fargo Bank, National Association, as agent for Lenders ("AGENT"), and, for purposes of Section 6 hereof, the Credit Support Parties (as defined in Section 6 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of November 18, 1994 (the "CREDIT AGREEMENT"), by and among Company, the Lenders named therein (the "Existing Lender") and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                       RECITALS

         WHEREAS, Company and Lenders desire to amend the Credit Agreement to
(i) add as a Lender under the Credit Agreement the financial institution identified on the signature pages of this Amendment as a "New Lender", (ii) adjust certain of the covenants set forth therein, and (iii) make certain other modifications as set forth below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

         1.1  AMENDMENTS TO SECTION 1:  PROVISIONS RELATING
              TO DEFINED TERMS

    A. Subsection 1.2 of the Credit Agreement is hereby amended by deleting clause (ii) of the definition "ADJUSTED LEVERAGE RATIO" and substituting the following therefor:

    "(ii) cash dividends received by Borrower and any Restricted Entity and cash dividends declared for the benefit of Borrower or any Restricted Entity provided that any such declared dividends are received prior to the date upon which Borrower delivers financial statements pursuant to Section 5.3(b) for such fiscal quarter"

    B. Subsection 1.26 of the Credit Agreement is hereby deleted and the following substituted therefor:

    "Section 1.26. 'EARNINGS' means, with respect to any Person, net income from continuing operations for such Person and its consolidated Subsidiaries as presented in its financial statements prepared in accordance with GAAP."

    C. Subsection 1.27 of the Credit Agreement is hereby deleted and the following substituted therefor:

    "Section 1.27. 'EBITDA' means, with respect any Person as of any date of determination, Earnings plus (without duplication) (i) total interest expense, (i) provisions for taxes based on income, (iii) total depreciation expense, (iv) total amortization expense of such Person and its consolidated Subsidiaries and (v) minority interests, plus any non-recurring and non-ordinary losses and losses from asset sales less any non-recurring and non-ordinary gains and gains from asset sales, (to the extent any such losses or gains exceed in the aggregate $500,000), all as determined for the prior twelve (12) month period ending on such date of determination. Notwithstanding the foregoing, Borrower's direct and indirect equity interests in Earnings of Unrestricted Entities shall be excluded (to the extent that such interests would otherwise be included) in determining EBITDA for Borrower."

         1.2  AMENDMENT TO SECTION 5:  COMPANY'S AFFIRMATIVE COVENANTS

    Section 5 of the Credit Agreement is hereby amended by deleting subsection 5.9(d) and substituting the following therefor:

    "(d) MINIMUM EBITDA. The EBITDA of Borrower shall not be less than (i) $34,000,000 for the Borrower's Fiscal Year ending on January 31, 1995 and
    (ii) $36,000,000 for any Fiscal Year of the Borrower ending thereafter."

         1.3  AMENDMENT OF SCHEDULES

         A. SCHEDULE A: LENDERS. SCHEDULE A to the Credit Agreement is hereby amended by deleting said SCHEDULE A in its entirety and substituting in place thereof a new SCHEDULE A in the form of ANNEX A to this Amendment.

         B. SCHEDULE 9.2: LENDERS' NOTICE ADDRESS. Schedule 9.2: Lenders' Notice Address shall be added to the Credit Agreement in the form of ANNEX B to this Amendment.

         1.4  MODIFICATION OF EXHIBIT

         EXHIBIT 5.3(b): FORM OF COMPLIANCE CERTIFICATE. EXHIBIT 5.3(b) to the Credit Agreement is hereby amended by deleting Section D "Minimum EBITDA" of Attachment No. 1 thereto and substituting therefor the following:

         "D. MINIMUM FISCAL YEAR EBITDA (as of              , l9  ).
                                                -------------   --

         1.   Earnings of Borrower for
              the Fiscal Year:                           $
                                                          ----------

         2.   Total interest expense:                    $
                                                          ----------

         3.   Provision for taxes based on
              income:                                    $
                                                          ----------
         4.   Total depreciation expense:                $
                                                          ----------

         5.   Total amortization expense:                $
                                                          ----------

         6.   Minority interests:                        $
                                                          ----------

         7.   Non-recurring and non-ordinary
              losses, losses from asset sales
              in excess of $500,000:                     $
                                                          ----------

         8.   Non-recurring and non-ordinary
              gains, gains from asset sales
              in excess of $500,000:                     $
                                                          ----------

         9.   Equity interest in Earnings of Unrestricted
              Entities (to the extent included above):   $
                                                          ----------

         10.  EBITDA (1+2+3+4+5+6+7-(8+9)):              $
                                                          ----------
         11.  Minimum EBITDA required under
              subsection 5.9(d):

              (a)  Fiscal Year ended 1/31/95             $34,000,000

              (b)  Fiscal Years ending thereafter        $36,000,000"

         SECTION 2.     ADDITIONAL NOTES

         Company agrees to execute and deliver to Agent for each Lender a Revolving Loan Note and a Term Loan Note in the amount of each such Lender's Revolving Loan Commitment and Term Loan Commitment (after giving effect to the assignments by Existing Lender to New Lender) (each an "ADDITIONAL NOTE" and collectively the "ADDITIONAL NOTES"), in the form of Exhibit 1.65A and 1.65B, respectively, to the Credit Agreement. Each of the parties hereto hereby acknowledges and agrees that each Additional Note is a Note for all purposes under the Credit Agreement and the other Loan Documents and that the loans evidenced by the Additional Notes shall constitute Loans for all purposes under the Credit Agreement and the other Loan Documents.

         SECTION 3.     ADDITION OF LENDERS; NOTICE ADDRESSES

         The Credit Agreement is hereby amended to include the New Lender as a Lender for all purposes and as such shall hereby become vested with all the rights, powers, privileges and duties of a Lender under the Credit Agreement and each of the other Loan Documents. For purposes of the Credit Agreement, the address of the New Lender shall be as set forth on SCHEDULE 9.2 in the form of ANNEX B to this Amendment.

         SECTION 4.     CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

         A. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

              1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and approving and authorizing the execution, delivery and payment of the Additional Notes, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

              2. Signature and incumbency certificates of its officers executing this Amendment and the Additional Notes; and

              3.   Executed copies of this Amendment and the Additional Notes.

         B. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

         C. On or before the First Amendment Effective Date, Agent shall have received from Existing Lender and the New Lender an executed copy of this Amendment.

         D. Promptly after the First Amendment Effective Date, Existing Lender shall return to Company the Notes delivered on the Closing Date marked "Cancelled".

         SECTION 5.     COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:
         A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment, to issue the Additional Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the issuance, delivery and payment of the Additional Notes have been duly authorized by all necessary corporate action on the part of Company and the Credit Support Parties, as the case may be.

         C. NO CONFLICT. The execution, delivery and performance by each of Borrower and Guarantors of this Amendment and, in the case of Borrower, the Additional Notes do not violate any provision of any law or regulation applicable to such Person the violation of which could reasonably be expected to have a Material Adverse Effect, or contravene any provision of such Person's articles of incorporation or by-laws, or result in or constitute a Defined Default under any contract, obligation, indenture or other instrument to which such Person is a party or by which such Person may be bound which default could reasonably be expected to have a Material Adverse Effect.

         D. GOVERNMENTAL CONSENTS. No Governmental Approval is required in connection with the execution, delivery and performance by Borrower or any Guarantor of this Amendment or the Additional Notes, the performance by Borrower of the Amended Agreement or the performance by Borrower or any Guarantor of the transactions contemplated hereby or thereby or to ensure the legality, validity or enforceability hereof or thereof.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are, and the Additional Notes, when executed and delivered, will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

         SECTION 6.     ACKNOWLEDGEMENT AND CONSENT

         Each Guarantor is a party to the Guaranty and, in the case of certain Guarantors, the Guarantor Pledge Agreement pursuant to which each Guarantor has guarantied the Obligations on the terms (and to the extent) set forth in the Guaranty and certain Guarantors have created Liens in favor of Agent on certain Collateral to secure the Obligations on the terms (and to the extent) set forth in the Guarantor Pledge Agreement. The Third Party Pledgor has created a Lien on certain Collateral to secure the Obligations pursuant to (and to the extent set forth in) the Third Party Pledge Agreement. The Guarantors and the Third Party Pledgor are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranty, the Guarantor Pledge Agreement and the Third Party Pledge Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible in accordance with the applicable provisions of the Credit Support Documents the payment and performance of all guarantied or secured obligations. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement includes the obligations of Company under the Additional Notes.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

         SECTION 7.  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                     [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             COMPANY:

                             TICKETMASTER GROUP, INC.,
                             AN ILLINOIS CORPORATION


                             By:
                                  -------------------------------

                             Title:
                                     ----------------------------

                             CREDIT SUPPORT PARTIES:

                             TICKETMASTER CORPORATION,
                             AN ILLINOIS CORPORATION


                             By:
                                  ---------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-SOUTHERN
                             CALIFORNIA, INC., A CALIFORNIA
                             CORPORATION


                             By:
                                  ---------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-ARIZONA, INC., AN
                             ARIZONA CORPORATION


                             By:
                                  ----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER CORPORATION OF
                             WASHINGTON, A WASHINGTON
                             CORPORATION


                             By:
                                  ----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-COLORADO, INC., A
                             COLORADO CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-INDIANA, INC., AN
                             INDIANA CORPORATION



                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-GEORGIA, INC., A
                             GEORGIA CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER-CHICAGO, INC., AN
                             ILLINOIS CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-PITTSBURGH, INC., A
                             PENNSYLVANIA CORPORATION



                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-MIDWEST, INC., A
                             MINNESOTA CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-MID ATLANTIC, INC.
                             A VIRGINIA CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER ADVERTISING COMPANY, AN
                             ILLINOIS CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TMC CONSULTANTS, INC., AN
                             ILLINOIS CORPORATION


                             By:
                                  -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-TENNESSEE, INC., A
                             TENNESSEE CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-LAS VEGAS, INC., A
                             NEVADA CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER-WISCONSIN, INC., A
                             WISCONSIN CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TMNY HOLDINGS, INC., A NEW YORK
                             CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-NEW YORK, INC., A
                             DELAWARE CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-MICHIGAN, INC., A
                             MICHIGAN CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER FLORIDA
                             MANAGEMENT CORPORATION, A
                             FLORIDA CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER EUROPE, INC.,
                             A DELAWARE CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER-TEXAS MANAGEMENT
                             CORPORATION, A DELAWARE
                             CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             ENTERTAINMENT STRATEGIES, LTD.,
                             A CALIFORNIA CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER MASSACHUSETTS,
                             INC., A MASSACHUSETTS
                             CORPORATION



                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer


                             TICKETMASTER CINEMA GROUP, LTD.,
                             A DELAWARE CORPORATION


                             By:
                                 -----------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer



                             PAUL ALLEN



                              -------------------------------

                             EXISTING LENDER:

                             WELLS FARGO BANK, NATIONAL
                             ASSOCIATION,
                             INDIVIDUALLY AS EXISTING
                             LENDER AND AS AGENT


                             By:
                                  --------------------------------

                             Title:
                                     -----------------------------

                             NEW LENDER:


                             U.S. BANK OF WASHINGTON, N.A., AS A LENDER


                             By:
                                  -------------------------------

                             Title:
                                     ----------------------------

                                       ANNEX A


                              RESTATEMENT OF SCHEDULE A

                                      SCHEDULE A
                             LENDERS AND PRO RATA SHARES



      LENDER                        PRO RATA SHARE

Wells Fargo Bank, N.A.                91.42857143%


U.S. Bank of Washington, N.A.         8.57142857%

                                       ANNEX B

                                     SCHEDULE 9.2

                                 NOTICE ADDRESSES FOR
                           LENDERS (OTHER THAN WELLS FARGO)



U.S. Bank of Washington, N.A.
10800 NE 8th Street
Suite 1000
Bellevue, WA 98004
(206) 450-6918
Attention:  Ann Caldwell



                                         B-1